  Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(In thousands, except per share data)
(Unaudited)

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2007	2006	2007	2006
Net revenue	$158,641	$177,444	$718,959	$706,374
Operating expenses:
Personnel expense	51,976	55,472	229,844	228,350
Medical supplies expense	42,907	47,684	192,036	196,046
Bad debt expense	10,005	14,395	55,162	56,845
Other operating expenses	31,145	35,008	142,584	141,498
Pre-opening expenses	555	—	555	—
Depreciation	7,332	8,863	33,602	34,792
Amortization	126	252	631	1,008
Loss (gain) on disposal of property, equipment and other assets	419	95	1,466	(142)
Impairment of long-lived assets	—	7	—	458

Total operating expenses	144,465	161,776	655,880	658,855

Income from operations	14,176	15,668	63,079	47,519
Other income (expenses):
Interest expense	(4,014)	(7,952)	(22,464)	(31,840)
Loss on early extinguishment of debt	(4,789)	—	(9,931)	(1,370)
Interest and other income, net	1,570	2,029	7,855	7,733
Equity in net earnings of unconsolidated affiliates	1,644	1,036	5,739	4,919

Total other expenses, net	(5,589)	(4,887)	(18,801)	(20,558)

Income from continuing operations before minority interest, income taxes and discontinued operations	8,587	10,781	44,278	26,961
Minority interest share of earnings of consolidated subsidiaries	(4,221)	(3,171)	(14,575)	(15,521)

Income from continuing operations before income taxes and discontinued operations	4,366	7,610	29,703	11,440
Income tax expense	1,834	3,120	12,476	4,729

Income from continuing operations	2,532	4,490	17,227	6,711
Income (loss) from discontinued operations, net of taxes	(1,624)	6,449	(5,700)	5,865

Net income (loss)	$908	$10,939	$11,527	$12,576

Earnings (loss) per share, basic
Continuing operations	$0.12	$0.24	$0.82	$0.36
Discontinued operations	(0.08)	0.34	(0.26)	0.31

Earnings (loss) per share, basic	$0.04	$0.58	$0.56	$0.67

Earnings (loss) per share, diluted
Continuing operations	$0.12	$0.23	$0.80	$0.34
Discontinued operations	(0.08)	0.32	(0.26)	0.30

Earnings (loss) per share, diluted	$0.04	$0.55	$0.54	$0.64

Weighted average number of shares, basic	21,202	18,872	20,872	18,656
Dilutive effect of stock options and restricted stock	579	1,037	639	899

Weighted average number of shares, diluted	21,781	19,909	21,511	19,555

MEDCATH CORPORATION
SELECTED OPERATING DATA
(In thousands, except per share data and selected operating data)
(Unaudited)

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
Statement of Operations Data:
Net revenue	$158,641	$177,444	(10.6)%	$718,959	$706,374	1.8%
Adjusted EBITDA (1)	$23,097	$25,727	(10.2)%	$103,671	$96,857	7.0%
Income from operations	$14,176	$15,668	(9.5)%	$63,079	$47,519	32.7%
Income from continuing operations	$2,532	$4,490	(43.6)%	$17,227	$6,711	156.7%
Earnings per share from continuing operations, basic	$0.12	$0.24	(500.0)%	$0.82	$0.36	127.8%
Earnings per share from continuing operations, diluted	$0.12	$0.23	(478.3)%	$0.80	$0.34	135.3%
(1) See Supplemental Financial Disclosure—Reconciliation of GAAP Financial Measures to Non-GAAP Financial Measures.

	Three Months Ended September 30,			Twelve Months Ended September 30,
	2007	2006	% Change	2007	2006	% Change
Selected Operating Data (a):
Number of hospitals	8	9		8	9
Licensed beds ( c )	468	580		468	580
Staffed and available beds ( d )	451	563		451	563
Admissions ( e )	8,017	9,991	(19.8)%	38,757	41,406	(6.4)%
Adjusted admissions ( f )	10,772	13,356	(19.3)%	52,714	54,186	(2.7)%
Patient days ( g )	27,336	32,258	(15.3)%	132,937	136,532	(2.6)%
Adjusted patient days ( h )	36,907	43,018	(14.2)%	180,258	178,667	0.9%
Average length of stay (days) ( i )	3.41	3.23	5.6%	3.43	3.30	3.9%
Occupancy ( j )	65.9%	62.3%		80.8%	66.4%
Inpatients with a catheterization procedure ( k )	4,415	5,032	(12.3)%	19,878	21,163	(6.1)%
Inpatient surgical procedures ( l )	2,137	2,650	(19.4)%	10,193	10,764	(5.3)%
Hospital net revenue	$146,771	$163,867	(10.4)%	$665,908	$648,898	2.6%

Selected Operating Data — Same Facility (a):
Number of hospitals	8	8		8	8
Licensed beds ( c )	468	468		468	468
Staffed and available beds ( d )	451	451		451	451
Admissions ( e )	8,017	8,242	(2.7)%	33,277	34,099	(2.4)%
Adjusted admissions ( f )	10,772	10,569	1.9%	43,783	43,138	1.5%
Patient days ( g )	27,336	27,794	(1.6)%	117,065	115,574	1.3%
Adjusted patient days ( h )	36,907	35,905	2.8%	154,390	146,980	5.0%
Average length of stay (days) ( i )	3.41	3.37	1.2%	3.52	3.39	3.8%
Occupancy ( j )	65.9%	67.0%		71.1%	70.2%
Inpatients with a catheterization procedure ( k )	4,415	4,856	(9.1)%	19,252	20,403	(5.6)%
Inpatient surgical procedures ( l )	2,137	2,227	(4.0)%	8,751	9,523	(8.1)%
Hospital net revenue	$146,771	$147,445	(0.5)%	$604,896	$580,757	4.2%

Combined Operating Data (b):
Number of hospitals	10	10		10	10
Licensed beds ( c )	635	635		635	635
Staffed and available beds ( d )	614	618		614	618
Admissions ( e )	10,678	10,833	(1.4)%	44,249	44,858	(1.4)%
Adjusted admissions ( f )	14,828	14,319	3.6%	59,977	58,094	3.2%
Patient days ( g )	35,794	35,270	1.5%	152,070	149,321	1.8%
Adjusted patient days ( h )	49,592	46,463	6.7%	205,037	193,147	6.2%
Average length of stay (days) ( i )	3.35	3.26	2.8%	3.44	3.33	3.3%
Occupancy ( j )	63.4%	62.0%		67.9%	66.2%
Inpatients with a catheterization procedure ( k )	5,230	5,573	(6.2)%	22,510	23,366	(3.7)%
Inpatient surgical procedures ( l )	2,823	2,873	(1.7)%	11,653	11,715	(0.5)%
Hospital net revenue	$184,630	$178,196	3.6%	$753,887	$710,243	6.1%
(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements. Same facility for all periods presented excludes Harlingen Medical Center.

(b)	Combined operating data includes hospitals in operation as of the end of the period reported in continuing operations including hospitals which are accounted for using the equity method in our consolidated financial statements.

(c)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(d)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(e)	Admissions represent the number of patients admitted for inpatient treatment.

(f)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(g)	Patient days represent the total number of days of care provided to inpatients.

(h)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(i)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(j)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(k)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(l)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.

MEDCATH CORPORATION
SUPPLEMENTAL FINANCIAL DISCLOSURE — RECONCILIATION OF GAAP FINANCIAL MEASURES
TO NON-GAAP FINANCIAL MEASURES
(Unaudited)
     The following table reconciles Adjusted EBITDA with MedCath’s income from continuing operations as derived directly from MedCath’s consolidated financial statements for the three and twelve months ended September 30, 2007 and 2006.

	Three Months Ended September 30,		Twelve Months Ended September 30,
	2007	2006	2007	2006
	(in thousands)
Income from continuing operations	$2,532	$4,490	$17,227	$6,711
Add:
Income tax expense	1,834	3,120	12,476	4,729
Minority interest share of earnings of consolidated subsidiaries	4,221	3,171	14,575	15,521
Equity in net earnings of unconsolidated affiliates	(1,644)	(1,036)	(5,739)	(4,919)
Interest and other income, net	(1,570)	(2,029)	(7,855)	(7,733)
Loss on early extinguishment of debt	4,789	—	9,931	1,370
Interest expense	4,014	7,952	22,464	31,840
Impairment of long-lived assets	—	7	—	458
Loss (gain) on disposal of property, equipment and other assets	419	95	1,466	(142)
Amortization	126	252	631	1,008
Depreciation	7,332	8,863	33,602	34,792
Pre-opening expenses	555	—	555	—
Share-based compensation expense	489	842	4,338	13,222

Adjusted EBITDA	$23,097	$25,727	$103,671	$96,857

     The following table reconciles estimated Adjusted EBITDA with MedCath’s estimated net income for the guidance for the fiscal year ending September 30, 2008.

	Fiscal 2008 Guidance Range
	(in millions)
Income from continuing operations	$32.8	$34.3
Add:
Income tax benefit	$21.9	$22.8
Minority interest share of earnings of consolidated subsidiaries	$20.4	$22.9
Equity in net earnings of unconsolidated affiliates	$(7.5)	$(8.4)
Interest expense, net	$10.9	$10.9
Depreciation and amortization	$31.5	$31.5

Adjusted EBITDA	$110.0	$114.0